Exhibit (a)(1)(C)

NOTICE OF GUARANTEED DELIVERY
for
Tender of Shares of Common Stock
of
PROGINET CORPORATION
to
RED OAK FUND, L.P.

(Not to be used for Signature Guarantees)

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK TIME, ON
AUGUST 17, 2007, UNLESS THE OFFER IS EXTENDED.

As set forth in Section 3 of the Offer to Purchase (as defined below), this Notice of Guaranteed Delivery, or a form substantially equivalent to this form, must be used to accept the Offer (as defined below) if (1) certificates representing shares of common stock, par value $0.01 per share (the “Shares”) of Proginet Corporation, a Delaware corporation (the “Company”), are not immediately available, (2) the procedures for book-entry transfer cannot be completed on a timely basis or (3) time will not permit all required documents to reach the Depositary prior to the Expiration Date (as defined in the Offer to Purchase).  This form may be delivered by mail or transmitted by facsimile transmission or mail to the Depositary.  See Section 3 of the Offer to Purchase.

The Depositary for the Offer is:

If delivering by mail:

American Stock Transfer & Trust Company
Operations Center
Attn: Reorganization Department
P.O. Box 2042
New York, New York 10272-2042
Phone: Toll-free (877) 248-6417
(718) 921-8317

If delivering by facsimile: (718) 234-5001	If delivering by hand or courier: American Stock Transfer & Trust Company Operations Center Attn: Reorganization Department 6201 15th Avenue Brooklyn, New York 11219

DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

THIS FORM IS NOT TO BE USED TO GUARANTEE SIGNATURES.  IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN ELIGIBLE INSTITUTION UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.

Ladies and Gentlemen:

The undersigned hereby tenders to Red Oak Fund, L.P., a Delaware limited partnership, on the terms and subject to the conditions set forth in the Offer to Purchase, dated July 23, 2007 (the “Offer to Purchase”), and the related Letter of Transmittal (which, together with the Offer to Purchase and any amendments or supplements thereto, collectively constitute the “Offer”), receipt of which is hereby acknowledged, the number of Shares set forth below, all pursuant to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase.

Number of Shares:  ___________________________________________________________________________________________________________

Certificate Nos. (if available):  ___________________________________________________________________________________________________

Name(s) of Record Holder(s): ___________________________________________________________________________________________________

(Please Type or Print)

Address(es):  _______________________________________________________________________________________________________________

__________________________________________________________________________________________________________________________

__________________________________________________________________________________________________________________________

__________________________________________________________________________________________________________________________

Zip Code:  __________________________________________________________________________________________________________________

Daytime Area Code and Telephone Number:  ________________________________________________________________________________________

Signature(s):  ________________________________________________________________________________________________________________

Dated:  _____________________________________________________________________________________________________________________

If shares will be tendered by book-entry transfer, check this box  and provide the following information:

Account Number at Book-Entry Transfer Facility:

__________________________________________________________________________________________________________________________

THE GUARANTEE SET FORTH BELOW MUST BE COMPLETED.

GUARANTEE
(Not To Be Used For Signature Guarantee)

The undersigned, a firm that is a member in good standing of a recognized Medallion Program approved by the Securities Transfer Association, Inc., including the Securities Transfer Agents Medallion Program, the New York Stock Exchange, Inc. Medallion Signature Program or the Stock Exchange Medallion Program, or is otherwise an “eligible guarantor institution,” as that term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), hereby guarantees (1) that the above named person(s) “own(s)” the Shares tendered hereby within the meaning of Rule 14e-4 under the Exchange Act, (2) that such tender of Shares complies with Rule 14e-4 under the Exchange Act and (3) to deliver to the Depositary either the certificates representing the Shares tendered hereby, in proper form for transfer, or a book-entry confirmation (as described in the Offer to Purchase) with respect to such Shares, in any such case together with a properly completed and duly executed Letter of Transmittal (or a facsimile thereof), with any required signature guarantees, or an agent’s message (as defined in the Offer to Purchase) in the case of a book-entry delivery, and any other required documents, within three Nasdaq trading days after the date hereof.

The eligible institution that completes this form must communicate the guarantee to the Depositary and must deliver the Letter of Transmittal and certificates for Shares to the Depositary within the time period shown herein.  Failure to do so could result in financial loss to such eligible institution.

Name of Firm: ________________________________________________________________________________________________________________________________________________

Authorized Signature: __________________________________________________________________________________________________________________________________________

Name: ______________________________________________________________________________________________________________________________________________________
Please Type or Print

Title: ______________________________________________________________________________________________________________________________________________________

Address: ___________________________________________________________________________________________________________________________________________________

___________________________________________________________________________________________________________________________________________________________

___________________________________________________________________________________________________________________________________________________________

___________________________________________________________________________________________________________________________________________________________

Zip Code: ___________________________________________________________________________________________________________________________________________________

Area Code and Telephone Number: _______________________________________________________________________________________________________________________________

Dated: _____________________________________________________________________________________________________________________________________________________

NOTE: DO NOT SEND CERTIFICATES FOR SHARES WITH THIS NOTICE.

CERTIFICATES FOR SHARES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.

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